UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

INFRASTRUCTURE DEVELOPMENTS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52936	27-1034540
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

299 S. Main Street, 13th floor, Salt Lake City, Utah  84111

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (801) 488-2006

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

£   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

£   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

£   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

£   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1932(17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12B-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 4.01

CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

(a) On June 6, 2018, upon the authorization and approval of its board of directors, Infrastructure Developments Corp. (the “Company”) dismissed Pinaki & Associates LLC, Certified Public Accountant (“Pinaki”) as its independent registered public accounting firm.

The report of Pinaki on the consolidated financial statements of the Company as of and for the years ended June 30, 2014 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Between August 8, 2011 (the date of engagement) and June 6, 2018 (the date of dismissal) there were no disagreements with Pinaki on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pinaki, would have caused Pinaki to make reference to the subject matter of the disagreement in its review of the Company’s consolidated financial statements for the years ended June 30, 2014 and 2015.

The Company has requested that Pinaki furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 6, 2018, is filed herewith as Exhibit 16.

(b)  On June 6, 2018, upon the authorization and approval of the board of directors, the Company engaged KSP Group, Accountants and Consultants (“KSP”) as its independent registered public accounting firm.

No consultations occurred between the Company and Pinaki during the years ended June 30, 2014 and 2015 and through June 5, 2018, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit

 Page No.

Description

16

  Attached        Letter from Pinaki to the Securities and Exchange Commission

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: June 20, 2018

Infrastructure Developments Corp.

/s/ Cyril C. Means

Name:  Cyril C. Means

Title:    Chief Executive Officer and Director